Symetra Retirement Passport Group Variable Annuity

Supplement dated June 6, 2017
to Prospectus dated May 1, 2010 as supplemented

On or about June 12, 2017, the BlackRock Large Cap Value V.I. Fund will change its name to the BlackRock Advantage Large Cap Value V.I. Fund. Accordingly, the disclosure for the BlackRock Large Cap Value V.I. Fund under Section 4: Investment Options is replaced with the following:

PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
BlackRock Variable Series Fund, Inc.
BlackRock Advantage Large Cap Value V.I. Fund	The fund seeks long-term capital appreciation.	BlackRock Advisors, LLC

Any references to the BlackRock Large Cap Value V.I. Fund in the prospectus is replaced with the BlackRock Advantage Large Cap Value V.I. Fund.